THE ENCLOSED MATERIALS ARE BEING DIRECTED TO YOU AS THE SPONSOR/TRUSTEE OF THE NAMED EMPLOYEE BENEFIT PLAN. IF YOU ARE NOT THE PLAN SPONSOR OR TRUSTEE, PLEASE PROVIDE THESE MATERIALS TO THE PLAN SPONSOR OR TRUSTEE AS SOON AS POSSIBLE.

[AIM LOGO APPEARS HERE]
--Servicemark--
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173
713-626-1919


A I M Advisors, Inc.


   October 1, 2003

   VIA EDGAR

   Securities and Exchange Commission
   Judiciary Plaza
   450 Fifth Street, N.W.
   Washington, DC  20549

   Re:   AIM Advisor Funds                 Short-Term Investments Co.
         CIK No. 0000731273                CIK No. 0000914638

         AIM Equity Funds                  Short-Term Investments Trust
         CIK No. 0000105377                CIK No. 0000205007

         AIM Floating Rate Fund            AIM Tax-Exempt Funds
         CIK No. 0001027826                CIK No. 0000909466

         AIM Funds Group                   Tax-Free Investments Co.
         CIK No. 0000019034                CIK No. 0000205010

         AIM Growth Series                 AIM Bond Funds, Inc.
         CIK No. 0000202032                CIK No. 0000201815

         AIM International Funds, Inc.     AIM Couselor Series Funds, Inc.
         CIK No. 0000880859                CIK No. 0001112996

         AIM Investment Securities Funds   AIM Combination Stock &
         CIK No. 0000842790                Bond Funds, Inc.
                                           CIK No. 0000913126
         AIM Investment Funds
         CIK No. 0000826644                AIM International Funds, Inc. II
                                           CIK No. 0000906334
         AIM Series Trust
         CIK No. 0001021453                AIM Manager Series Funds, Inc.
                                           CIK No. 0001173981
         AIM Special Opportunities Funds
         CIK No. 0001054647                AIM Money Market Funds, Inc.
                                           CIK No. 0000035685
         AIM Summit Fund
         CIK No. 0000701748                AIM Sector Funds, Inc.
                                           CIK No. 0000725781

Securities and Exchange Commission
September 26, 2003
Page 2 of 2


         AIM Stock Funds, Inc.             AIM Treasurer's Series Funds, Inc.
         CIK No. 0000035692                CIK No. 0000828806


   Gentlemen:

   On behalf of the above referenced investment companies (the "Funds"), attached herewith for filing pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, is the electronic version of additional solicitation material to be distributed to shareholders of the Funds.

   Very truly yours,

   /s/ JOHN H. LIVELY

   John H. Lively

A Member of the AMVESCAP Group